MILLER BUILDING SYSTEMS, INC.
               58120 County Road 3 South
                   Elkhart, IN 46517


       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                   NOVEMBER 5, 1997


     The annual meeting of the stockholders of MILLER BUILDING SYSTEMS, INC. (the "Company") will be held at NBD Bank, 121 West Franklin Street, Elkhart, Indiana 46516, on Wednesday, November 5, 1997, at 10:00 a.m. local time, for the following purposes as described in the attached Proxy Statement.

     1. To elect two directors to the Company's Board of Directors to serve for a term of three years or until their successors are elected and qualify;

     2. To approve and ratify the Directors' appointment of Coopers & Lybrand L.L.P. as the Company's independent accountants for the 1998 fiscal year;

     3.   To approve the Miller Building Systems, Inc. 1997 Stock
          Option Plan;

and to transact such other business as properly may come before the annual meeting or any adjournment or postponement thereof.

     Stockholders of record of the Company at the close of business on September 12, 1997, will be entitled to vote at the meeting.


     Please complete, sign and date your proxy card and return it promptly in the enclosed envelope.


                                        By order of the Board of Directors,



                                        Thomas J.Martini
                                        Secretary


Elkhart, Indiana
September 24, 1997








          MILLER BUILDING SYSTEMS, INC.
            58120 County Road 3 South
                Elkhart, IN 46517

                 PROXY STATEMENT
                       FOR
        ANNUAL MEETING OF STOCKHOLDERS
                 TO BE HELD ON
                NOVEMBER 5, 1997

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Company's annual meeting of stockholders to be held on November 5, 1997.

     Any stockholder giving a proxy will have the right to revoke it at any time prior to the time it is voted. A proxy may be revoked by written notice to the Company, execution of a subsequent proxy or attendance at the annual meeting and voting in person. Attendance at the meeting will not automatically revoke the proxy. All shares represented by effective proxies will be voted at the meeting or at any adjournment thereof.

     The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, officers and employees of the Company may solicit proxies by telephone or in person.

     The Company's Annual Report, including its Annual Report on Form 10-
K for the fiscal year ended June 28, 1997, was mailed to each stockholder on or about September 24, 1997. This Proxy Statement and form of proxy were first mailed to stockholders on or about September 24, 1997.

     The Board of Directors recommends a vote FOR the election of all of the nominees for Director named in Proposal 1, a vote FOR the approval and ratification of the appointment of Coopers & Lybrand L.L.P. as independent accountants as discussed in Proposal 2, and a vote FOR the approval of the Miller Building Systems, Inc. 1997 Stock Option Plan ( the 1997 Stock Option Plan ) as discussed in Proposal 3.
                        VOTING

     Stockholders of record on the books of the Company at the close of business on September 12, 1997, will be entitled to vote at the meeting. A list of the stockholders entitled to vote at the meeting shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting at the principal executive office of the Company. The Company had outstanding on September 12, 1997, 3,252,151 shares of Common Stock.
Each outstanding share of Common Stock entitles the holder to one vote on each matter submitted to a vote at the meeting.

     The shares represented by proxies will be voted as directed in the proxies. In the absence of specific direction, the shares represented by proxies will be voted FOR the election of all of the nominees as Directors of the Company, FOR the approval and ratification of the appointment of Coopers & Lybrand L.L.P. as independent accountants, and FOR the approval of the 1997 Stock Option Plan. In the event any nominee for Director shall be unable to serve, which is not now contemplated, the shares represented by proxies may be voted for a substitute nominee. If any matters are to be presented at the annual meeting other than the matters referred to in this Proxy Statement, the shares represented by proxies will be voted in the discretion of the proxy holders.

     The Company's By-Laws provide that a majority of all of the shares of Common Stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and "broker non-votes" will each be counted as present for purposes of determining the presence of a quorum. To determine whether a specific proposal has received sufficient votes to be passed, for shares deemed present, an abstention and a broker non-vote will have the same effect as a vote "against" the proposal. With respect to the election of Directors, the two nominees who receive the most votes will be elected.

      OWNERSHIP OF MILLER BUILDING SYSTEMS, INC.
                     COMMON STOCK

     The following table sets forth certain information with respect to the beneficial ownership of the Common Stock as of August 29, 1997, by each Director, by each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, by each executive officer named in the Summary Compensation Table and by all of the Directors and executive officers of the Company as a group.


                                                           Number of Shares of
     Name and Address of                                       Common Stock
     Beneficial Owner                                     Beneficially Owned(1)

                                                           Shares       Percent

     Dimensional Fund Advisors, Inc.(2)
     1299 Ocean Avenue, 11th Floor
     Santa Monica, CA  90401                              234,800          7.2

     Ronald L. Chez
     555 West Madison, Suite 3508, Tower I
     Chicago, IL  60661                                   200,500          6.2

     Edward C. Craig
     Miller Building Systems, Inc.
     58120 County Road 3 South
     Elkhart, IN  46517                                   173,306          5.2

     David E. Downen                                       40,000           1.2

     Steven F. Graver(3)                                   55,912           1.7

     William P. Hall                                       22,200            *

     Thomas J. Martini                                      7,407            *

     Myron C. Noble                                        13,000            *

     David H. Padden                                       89,000           2.7

     Jeffrey C. Rubenstein(4)                              58,166           1.8

     All directors and executive officers
     as a group (9 persons)                               462,177          14.2
     ____________________
     *         Indicates ownership of less than 1% of Common Stock.

(1) The number of shares listed includes 156,000 shares of Common Stock which may be acquired through the exercise of stock options within sixty days of August 29, 1997.

(2) Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 234,800 shares of Company Common Stock, all of which shares are held in portfolios of DFA Investment Dimensions Group, Inc., a registered open-end investment company, or in a series of The DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and the DFA Participating Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares. Dimensional has sole voting power with respect to 133,100 shares and sole dispositive power with respect to 234,800 shares. Persons who are officers of Dimensional Fund Advisors Inc. also serve as officers of DFA Investment Dimensions Group Inc., (the "Fund") and The DFA Investment Trust Company (the"Trust"), each an open-end management investment company registered under the Investment Company Act of 1940. In their capacity as officers of the Fund and Trust, these persons vote 72,800 additional shares which are owned by the Fund and 28,900 shares which are owned by the Trust. These shares are included in the 234,800 shares with respect to which Dimensional has sole dispositive power.

(3) Does not include 130,600 shares which are owned by investment advisory clients of Graver, Bokhof, Goodwin & Sullivan ("GBGS"), as to which GBGS has sole voting and dispositive power. Mr. Graver is a General Partner of GBGS. Mr. Graver disclaims any beneficial interest in such shares.

(4) Includes 2,000 shares held in trust for and owned directly by Mr. Rubenstein's children, in which Mr. Rubenstein disclaims any beneficial interest.

     Section 16(a) of the Exchange Act requires the Company's Directors, executive officers and holders of more than 10% of the Company's Common
Stock to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common
Stock and other equity securities of the Company. The Company believes that during the fiscal year ended June 28, 1997 its Directors, executive officers and holders of more than 10% of the Company's Common Stock complied with all
Section 16(a) filing requirements, except for the inadvertent failure to file two monthly reports on Form 4 by Jeffrey C. Rubenstein, a Director of the Company, reflecting his wife's sales of an aggregate of 8,000 shares of the Company's Common Stock in late April and early May 1997. These transactions were reported on two (2) Form 4 reports filed in September 1997.

PROPOSAL NO. 1:
ELECTION OF DIRECTORS

     The By-Laws of the Company provide that the Board of Directors shall consist of the number of directors to be determined from time to time by resolution of the Board of Directors. The Board of Directors has fixed the number of directors of the Company at seven. The Company's By-Laws provide that the Board of Directors shall be divided into three classes, each of which serves for three years, with one class being elected each year. Two directors are to be elected at the annual meeting to serve for a term of three years or until their successors are elected and qualify. The nominees for Director, all of whom are now serving as Directors of the Company, as well as the Continuing Directors are listed below together with certain biographical information. Except as otherwise indicated, each nominee for Director and each Continuing Director has been engaged in his present principal occupation for at least the past five years.

     The Board of Directors recommends a vote FOR the election of all of the nominees listed below.

Director Nominees

     DAVID H. PADDEN, age 69, has been a Director of the Company since
April 1983. Mr. Padden has been President of Padden & Co., Inc., a municipal bond dealer based in Chicago, since 1963.

     JEFFREY C. RUBENSTEIN, age 55, has been a Director of the Company since April 1983. Mr. Rubenstein has been a principal of the law firm of Much Shelist Freed Denenberg Ament Bell & Rubenstein, P.C. since June
1991. From March 1989 until May 1991, Mr. Rubenstein was of counsel to the law firm of Sachnoff & Weaver, Ltd, an Illinois professional corporation. From March 1988 until January 1989, Mr. Rubenstein was President of Medical Management of America, Inc., a management services company for health care providers. From November 1966 until March 1988, Mr. Rubenstein was a principal of the law firm Sachnoff, Weaver & Rubenstein, Ltd. Mr.
Rubenstein is a director of Home Products International, Inc., Vita Food Products, Inc. and a number of privately held firms.

Continuing Directors

     EDWARD C. CRAIG, age 62, became the Chief Executive Officer of the Company and Vice Chairman of the Board of Directors of the Company effective July 3, 1994. Mr. Craig was elected President of the Company on August 11, 1994. From July 1991 until April 1994, Mr. Craig was President and Chief Executive Officer of IBG, a modular housing company. From April 1986 to July 1991, Mr. Craig was President of Ryland Building Systems, a division of Ryland Homes, Inc. Mr. Craig is a Director of Regional Building Systems.

     STEVEN F. GRAVER, age 45, has been a Director of the Company since April 1991 and was elected Chairman of the Board of Directors on August 11, 1994. Effective July 1, 1995, Graver, Bokhof & Goodwin ("GraverBokhof") became Graver, Bokhof, Goodwin & Sullivan ("GBGS").
GBGS is a subsidiary of the Optimum Group which has over $800 million in assets under management. Mr. Graver is President and Chief Portfolio Manager of the Optimum Group. In July 1991, GraverReich & Company, an investment management firm founded by Mr. Graver ("GraverReich"), merged with GraverBokhof, an investment management firm, and Mr. Graver became a General Partner of GraverBokhof. From December 1986 until July 1991, Mr. Graver was the President and Chief Executive Officer, and Executive Vice President from February 1981 until November 1986 of GraverReich.

     DAVID E. DOWNEN, age 56, has been a Director of the Company since November 1986. Mr. Downen has been a Principal of Prairie Capital Services, Inc., an investment banking firm, since March 1993. Mr. Downen was Managing Director and Executive Vice President from March 1991 until December 1992 and Co-manager from October 1985 until February 1991 in the Corporate Finance Department of Kemper Securities Group, Inc. (formerly Blunt Ellis & Loewi Incorporated).

     WILLIAM P. HALL, age 74, has been a Director of the Company since October 1984. Mr. Hall has been retired since 1985 and is a part-time management consultant.

     MYRON C. NOBLE, age 59, has been a Director of the Company since
April 27, 1995. Mr. Noble is the President of PiRod, Inc. which he founded in 1973. PiRod, Inc. is a manufacturer of telecommunication structures.

Additional Information Concerning Board of Directors

     Compensation of Directors. The Chairman of the Board of Directors receives an annual fee of $20,000 while the other Directors who are not employees of the Company receive an annual fee of $4,000. The Chairman and each non-employee Director also receive a fee of $1,000 for each Board meeting attended and $100 for committee meetings attended on the same day as a meeting of the Board of Directors and $250 for committee meetings attended on other days. The Chairman and each non-employee Director also receive reimbursement of reasonable expenses relating to attendance at meetings. Directors who are full-time employees of the Company receive no fees for service on the Board of Directors.


     Audit Committee.  The Audit Committee consists of three Directors.
It is the responsibility of the Audit Committee to recommend each year to the Board of Directors independent accountants to audit the financial statements of the Company, and to oversee the activities of the independent accountants including the scope of the audit, any non-audit related assignments, fees, independence of the accountants, results of the audit and the effectiveness of the Company's internal accounting controls. The Audit Committee met two times in the 1997 fiscal year. Members of the Audit Committee are David E. Downen (Chairman), Steven F. Graver and Jeffrey C. Rubenstein.

     Compensation Committee. The Compensation Committee consists of four Directors. It is the responsibility of the Compensation Committee to make recommendations to the Board of Directors with respect to the salaries, incentive compensation and related benefits of officers and employees of the Company and administer the Company's stock option plans. The
Compensation Committee met two times in the 1997 fiscal year. Members of the Compensation Committee are William P. Hall (Chairman), David E.
Downen, Myron C. Noble and David H. Padden.

     Nominating Committee.  The Nominating Committee was formed on
August 8, 1997, comprised of Edward C. Craig (Chairman), Steven F. Graver, Myron C. Noble, and Jeffrey C. Rubenstein, with the objective of recommending directors for election at the annual meeting of stockholders. The Nominating Committee is not a standing committee but was formed by action of the Board of Directors. The Nominating Committee will consider nominees recommended by stockholders. Stockholders desiring to recommend a nominee should make such recommendation in writing, stating the name, address and principal business occupation of the nominee for the last five (5) years, and mail such recommendation to the Company's principal office at 58120 County Road 3 South, Elkhart, Indiana 46517, by April 20 of each year. The Nominating Committee met one time during the 1997 fiscal year.

     Attendance at Meetings. The Board of Directors held five meetings during the 1997 fiscal year. All of the Directors attended at least 75% of the meetings of the Board of Directors and the committees on which they served.

PROPOSAL NO. 2:
APPROVAL AND RATIFICATION OF
APPOINTMENT OF INDEPENDENT AUDITORS

     Subject to approval of the stockholders, the Board of Directors of the Company has appointed Coopers & Lybrand L.L.P., certified public accountants, as independent accountants to examine the annual consolidated financial statements of the Company and its subsidiaries for the 1998 fiscal year. The stockholders will be asked at the meeting to approve and ratify such appointment.

     The Board of Directors recommends a vote FOR the approval and ratification of the appointment of Coopers & Lybrand L.L.P. as the Company's independent accountants for the 1998 fiscal year.

PROPOSAL NO. 3:
APPROVAL OF 1997 STOCK OPTION PLAN

Introduction

     At the annual meeting, the Company s stockholders will be requested to consider and act upon a proposal to approve the Miller Building Systems, Inc. 1997 Stock Option Plan attached as Exhibit A to this Proxy Statement.

Description of the 1997 Stock Option Plan

     Set forth below is a summary of certain important features of the 1997 Stock Option Plan, which summary is qualified in its entirety by reference to the actual plan attached as Exhibit A. The purpose of the 1997 Stock Option Plan is to enhance the long-term stockholder value of the Company by offering opportunities to employees, directors, officers, consultants, agents, advisors and independent contractors of the Company to participate in the Company's growth and success, and to encourage them to remain in the service of the Company and acquire and maintain stock ownership in the Company.
Approximately twenty employees, including officers and seven non-employee directors will be eligible for grants under the 1997 Stock Option Plan.

     An aggregate of 500,000 shares of Common Stock were reserved for issuance under the 1997 Stock Option Plan. As of September 24, 1997, there were options to purchase 175,000 shares of Common Stock outstanding. In addition, any shares of Common Stock available for issuance under the 1994
Stock Option Plan that are not issued under that plan shall be added to the aggregate number of shares available for issuance under the 1997 Stock
Option Plan. Options for a maximum of 200,000 shares may be granted under the 1997 Stock Option Plan to any individual in any one fiscal year, except that the Company may make additional one-time grants of up to 50,000 shares to newly hired individuals, but such limitations are applicable only to the extent required for compliance with the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Internal Revenue Code of 1986
(the "Code"). Shares issued under the 1997 Stock Option Plan will be either authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares. In the event of any change in Common
Stock, such as a stock split or stock dividend, the Plan Administrator shall make appropriate adjustment in the number of shares subject to the 1997
Stock Option Plan and in the terms of any grants.

     The 1997 Stock Option Plan is administered by the Compensation
Committee, which has the authority to select individuals who are to receive options under the 1997 Stock Option Plan and to specify the terms and conditions of each option so granted (incentive or nonqualified), the vesting provisions, the option term and the exercise price. Unless otherwise provided by the Plan Administrator, an option granted under the 1997 Stock Option Plan expires 10 years from the date of grant (five years in the case of an incentive stock option granted to the holder of 10% or more of the Company s outstanding capital stock) or, if earlier, three months (twelve months for non-employee directors) after the optionee s termination of employment or service other than termination for cause, six months (twelve months for non-employee directors) after the optionee s death or disability, or immediately upon notification to an optionee of termination for cause. The exercise price for shares purchased under an option shall be as determined by the Plan Administrator, but shall not be less than 100% of the fair market value of the Common Stock on the grant date with respect to incentive stock options. On September 8, 1997, the closing per share sale price of the Company s
Common Stock as reported on The Nasdaq National Market was $9.125 per share. Each stock option is exercisable in whole or in part, prior to its cancellation or termination, by written notice to the Company. If an option is being exercised, such notice must be accompanied by payment in full of the purchase price by cash, check or in another form acceptable to the Plan Administrator, including shares of Common Stock. Options granted under the 1997 Stock Option Plan are not generally transferable by the optionee except by will or the laws of descent and distribution and generally are exercisable during the lifetime of the optionee only by such optionee.

     In the event of (i) the merger or consolidation of the Company in which it is not surviving corporation, or pursuant to which shares of Common Stock are converted into cash, securities or other property (other than a merger in which holders of Common Stock immediately before the merger have the same proportionate ownership of the capital stock of the surviving corporation immediately after the merger), (ii) the sale, lease, exchange or other transfer of all or substantially all of the Company s assets (other than a transfer to a majority-owned subsidiary), or (iii) the approval by the holders of Common Stock of any plan or proposal for the Company s liquidation or dissolution (each, a Corporate Transaction ), the Compensation Committee will determine whether provision will be made in connection with the Corporate Transactions for assumption of the options under the 1997 Stock Option Plan or substitution of appropriate new options covering the stock of the successor corporation, or an affiliate of the successor corporation. If the Compensation Committee determines that no such assumption or substitution will be made, each outstanding option that is exercisable but not exercised and each Option that is not exercisable under the 1997 Stock Option Plan immediately before the Corporate Transaction shall terminate and cease to remain outstanding immediately following the consummation of the Corporate Transaction, except to the extent assumed by the successor corporation or an affiliate thereof.

     The 1997 Stock Option Plan may be amended only by the Board of Directors in such respects as it shall deem advisable; however, to the extent required for compliance with Section 422 of the Code or any applicable law or regulation, stockholder approval will be required for any amendment that will
(a) increase the total number of shares as to with options may be granted under the 1997 Stock Option Plan, (b) modify the class of persons eligible to receive options, or (c) otherwise require stockholder approval under any applicable law or regulation. The Board may suspend or terminate the 1997 Stock Option Plan at any time. The 1997 Stock Option Plan will have no fixed expiration date; provided, however, that no incentive stock options may be granted more than 10 years after the earlier of the 1997 Stock Option Plan s adoption by the Board and approval by the stockholders. The amendment or termination of the 1997 Stock Option Plan shall not, without the consent of the optionee, impair or diminish any rights or obligations under any option previously granted under the 1997 Stock Option Plan.

     Federal Tax Consequences.   The principal federal income tax
consequences of the 1997 Stock Option Plan under the Code as presently in effect to optionees and the Company are set forth below.

     The grant of non-qualified stock options does not result in any taxable income to the optionee or in any tax deduction to the Company. Upon the exercise of a non-qualified option, the excess of the market value of the share acquired over its cost to the optionee is taxable to the optionee as ordinary income and is deductible by the Company. The optionee's tax basis for the shares is their fair market value at the time of exercise. Income realized on the exercise of a non-qualified stock option is subject to federal and (where applicable) state and local withholding taxes.

     If a non-qualified stock option is exercised and the option price is paid by exchanging other appreciated shares of the Company's Common Stock for the shares subject to the option, the following tax consequences are applicable: (a) regarding the stock evenly exchanged, no taxable gain or loss will be recognized by the optionee and the tax basis and holding period of the old stock carries over to the new stock and (b) regarding the additional shares received, the fair market value of the additional shares will be taxable to the optionee as ordinary income, the consequences of which are described above.

     No taxable income is realized by the Optionee and there is no deduction to the Company upon the grant of an incentive stock option. The exercise of an incentive stock option generally will not result in income to the optionee if (i) the option is exercised within three months after the termination of employment (with other special rules for death or disability) and (ii) no disposition of the shares received upon exercise is made within two years from the date of grant or within one year after the date of exercise (collectively, the holding periods ), whichever is later.
However, the optionee could be subject to the minimum tax on tax preferences upon the exercise of an incentive stock option, depending upon his or her individual tax situation. In the event of a sale of the shares received upon exercise of an incentive stock option after the expiration of the holding periods, any appreciation of the shares received above the exercise price should qualify as capital gain. The Company is not entitled to a tax deduction with respect to the exercise of an incentive stock option nor with respect to any disposition of the acquired shares after the expiration of the holding periods. However, if such shares are sold by the optionee before the end of the holding period, the optionee will realize ordinary income and the Company will be entitled to a deduction equal to the lesser of the fair market value of the shares on the date of exercise minus the option price, or the amount realized on disposition minus the option price. Any gain in excess of the ordinary income portion will be taxable as long-term or short-term capital gain, depending on the holding period.

Plan Benefits Disclosure

     The number of shares of Common Stock which the employees, directors, officers, consultants, agents, advisors, and independent contractors of the Company will be granted options to purchase under the 1997 Stock Plan in the future and the dollar value of such options cannot currently be determined except for the option to purchase 175,000 shares of Common
Stock granted to Edward C. Craig, the Company's Chief Executive Officer, on August 8, 1997, at an exercise price of $9.25 per share. The potential realizable value of this option, calculated as described in footnote (1) to the "Option/SAR Grants in Last Fiscal Year" table, would have been $1,018,023 and $2,579,871 respectively, for 5% and 10% stock price appreciation for the option term.

     The Board of Directors recommends a vote FOR the approval of the 1997 Stock Option Plan.

           COMPENSATION OF EXECUTIVE OFFICERS

     The following table set forth information concerning the compensation of the Chief Executive Officer and each other executive officer of the Company whose aggregate compensation for services in all capacities rendered during the fiscal year ended June 28, 1997 exceeded $100,000 (collectively, the "Named Executive Officers").

Summary Compensation Table



                                Annual Compensation      Long-Term Compensation
                                                                  Awards
Name and Principal                                        Securities underlying
Position                    Year  Salary ($)  Bonus ($)         Options (#)

Edward C. Craig,            1997   $175,000    $81,543                -
Chief Executive Officer     1996    150,000     39,229             30,000
                            1995    130,000     23,700            170,000


Thomas J. Martini           1997     80,385     37,456              2,000
Vice President of Finance   1996     76,385     19,976              6,000
Secretary and Treasurer     1995     68,336      1,819              6,000


Aggregated Option/SAR Exercises in Last Fiscal Year and
Fiscal Year-End Option/SAR Values


     The following table provides information on option exercises in fiscal 1997 by the Named Executive Officers and the value of such Named Executive Officer's unexercised options at June 28, 1997.

                               Number of Securities     Value of Unevercised
                              Underlying Unexercised        In-the Money
                                  Options/SARs at         Option/ SARs at
           Shares              June 28, 1997 (#)(2)     June 28, 1997 ($)(3)
          Acquired
             on      Value
          Exercise  Realized
Name         (#)     ($)(1)  Exercisable Unexercisable Exercisable Unexercisable

Edward
C. Craig   65,000   $233,485   55,000       80,000       $197,656    $287,500

Thomas J.
Martini     3,600     18,825    3,000       10,400          9,731      25,125


(1) Value realized is calculated by subtracting the exercise price of each option exercised from the market value of shares of Common Stock underlying each option at the exercise date. The value realized does not necessarily indicate that the optionee sold such shares.

(2) Future exercisability is subject to vesting and the optionee remaining employed by the Company.

(3) Value is calculated by subtracting the exercise price of each option from the market value of the shares of Common Stock underlying each option at fiscal year-end. Fair market value is calculated based on the average high and low "sales" price of shares of the Common Stock as reported on the National Market on that date of $7.59 per share. There is no guarantee that if and when these options are exercised they will have this value.

Option/SAR Grants in Last Fiscal Year

     The following table provides information on option grants in fiscal 1997 to the Named Executive Officers.


                                                            Potential Realizable
                                                              Value at Assumed
                                                           Annual Rates of Stock
                                                             Price Appreciation
                              Individual Grants              for Option Term (1)
                          Percentage
            Number of      of Total
           Securities    Options/SARs
           Underlying    Granted to     Exercise
           Options/SARs  Employees in      Price Expiration
Name       Granted (#)  Fiscal Year(3) ($/Share)   Date(4)    5% ($)   10% ($)

Edward
C. Craig       -              -              -         -         -         -

Thomas J.
Martini      2,000           5.4%         $6.375   3/24/2003  $4,336    $9,837


(1) Potential realizable value is based on an assumption that the stock price of the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the option term. These numbers are calculated based on the requirements of the Commission and do not reflect the Company's estimate of future stock price performance.

(2) The Company granted options representing 37,000 shares to employees in fiscal 1997.

(3) The options become exercisable over a six-year period which commenced on March 24, 1997.

Employment Agreement

     The Company entered into a new Employment Agreement with Mr. Craig dated as of February 29, 1996 ("Craig Agreement"). The Craig Agreement provides that Mr. Craig shall be employed by the Company as its Chief Executive Officer for the period commencing on July 1, 1996 until and including June 30, 1999 ("Term"), at an annual base salary of $175,000 ("Base Salary").

     In addition to the base salary, for each fiscal year during the Term, the Company shall pay a bonus ("Bonus") to Mr. Craig, predicated on the Company's consolidated publicly reported pre-tax profits generated from continuing operations (and excluding non-recurring gains, profits and losses) ("Pre-Tax Profits"). The bonus shall be computed each fiscal year as part of the Executive Bonus Program.

     Mr. Craig also received stock options covering a total of 150,000 shares of Common Stock, which vest over a two year period and are exercisable at $4.00 per share. Of these stock options 120,000 shares were granted as replacement options for stock options covering 120,000 shares of Common Stock which were exercisable at prices ranging from $4.50 to $6.00 per share.

     If Mr. Craig becomes disabled or dies during the Term, Mr. Craig or his estate will continue to be compensated at his then existing Base Salary for a period of twelve months after inception of the disability, his date of death, or until the expiration of the Term, whichever occurs earlier.

     The Craig Agreement also contains a provision prohibiting Mr. Craig from disclosing unauthorized Confidential Information, as defined, to third parties.

Report of the Compensation Committee on Executive Compensation

     It is the responsibility of the Compensation Committee to make recommendations to the Board of Directors with respect to salaries, cash bonus incentives and stock options. The Compensation Committee's determination as to how and in what amount to compensate each executive officer is based upon three Company policies. The first policy is to pay executives competitively to attract, retain and motivate a high-quality senior management team. The second policy is to link compensation to the attainment by each executive officer of individual performance objectives. The third policy is to encourage a performance oriented environment by linking the financial interests of executive officers with stockholder value.

     Base Salary. The Compensation Committee's determination of each executive officer's base salary is designed to satisfy the policy of paying executive officers competitively to attract, retain and motivate a high-quality senior management team. The base salary of each executive officer is determined by the following factors including, but not limited to, the individual's level of responsibility, and base salaries paid by companies of a similar size, type and geographic location.

     Bonuses. The Compensation Committee's determination of each executive officer's bonus is designed to satisfy the policy of linking compensation to the attainment by each executive officer of individual performance and group performance objectives. Each executive officer is entitled to a bonus based upon pre-tax earnings from continuing operations (excluding non-recurring gains, profits, and losses) for the Company as a whole.


     Stock Options. The granting of stock options is designed to encourage a performance-oriented environment by linking the financial interests of executive officers with stockholder value. The stock options are granted pursuant to the provisions of the 1994 Stock Option Plan and 1991 the Stock Option Plan.

     Compensation of the Chief Executive Officer.  The compensation for
Edward Craig, Chief Executive Officer, is determined under the terms of his Employment Agreement. His compensation consisted of a base salary in the amount of $175,000 plus a bonus based on pre-tax profits generated from continuing operations (excluding non-recurring gains, profits, and losses) ("Pre-Tax Profits") of the Company. The bonus is equal to a percentage of base salary when Pre-Tax Profits reach certain thresholds. The bonus threshold begins when Pre-Tax Profits reach $1,000,000 and linearly escalates to 10%
of base salary at Pre-Tax Profits of $1,500,000; then linearly escalates to 25% of base salary at Pre-Tax Profits of $2,250,000; then linearly escalates to 35% of base salary at Pre-Tax Profits of $2,500,000, then linearly escalates an additional 10% of base salary for each lineal increment of $250,000 in Pre-Tax Profits until 100% of base salary is reached. The terms of Mr. Craig's current Employment Agreement dated February 29, 1996 are described in "Employment Agreement."

                             Compensation Committee of the Board of Directors

                                        William P. Hall
                                        David E. Downen
                                        Myron C. Noble
                                        David H. Padden

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the preceding reports and the Performance Graph included in "Company Performance" shall not be incorporated by reference into any such filing.

Company Performance

     The following graph compares the five-year cumulative total return on the Common Stock to the five-year cumulative total returns on the NASDAQ Stock Market (U.S.) and a Company constructed industry peer group index.

            Comparative Five-Year Returns*
Miller Building Systems, Inc., NASDAQ Stock Market (U.S.), Peer Group

         (Performance results through 6/30/97)


                                1992    1993    1994    1995    1996    1997

Miller Building Systems, Inc.  $100.0 $116.13 $120.60 $107.20 $227.80 $285.87

NASDAQ U.S.                     100.0  125.76  126.97  169.48  217.57  264.59

PEER GROUP                      100.0  180.01  207.91  292.18  444.77  457.26


     A $100 investment made on June 30, 1992, and reinvestment of all dividends is assumed. Returns are at June 30 of each year. The Company constructed industry peer group consists of Modtech, Inc., NCI Building Systems, Inc. and Butler Manufacturing Company. Each company's stock performance is weighted by its relative market capitalization.

* Cumulative total return assumes reinvestment of dividends.


             INDEPENDENT PUBLIC ACCOUNTANTS

     The Company's independent public accounting firm for the year ended
June 28, 1997, was Coopers & Lybrand L.L.P. A representative of Coopers & Lybrand L.L.P. is expected to be present at the annual meeting and will have the opportunity to make a statement if desired and will be available to respond to appropriate questions.
STOCKHOLDER PROPOSALS

     Any stockholder proposal intended to be presented at the 1998 annual meeting of the Company's stockholders must be received at the principal executive office of the Company by April 20, 1998 in order to be considered for inclusion in the Company's proxy materials relating to that meeting.

                     OTHER MATTERS

     As of the date of this Proxy Statement, management knows of no matters to be brought before the meeting other than the matters referred to in this Proxy Statement.

                                   By order of the Board of Directors



                                   Thomas J. Martini
                                   Secretary
September 24, 1997




                            EXHIBIT A
                   MILLER BUILDING SYSTEMS, INC.
                      1997 STOCK OPTION PLAN

SECTION 1.  PURPOSE

         The purpose of the Miller Building Systems, Inc. 1997 Stock
Option Plan (the Plan ) is to enhance the long-term stockholder value of Miller Building Systems, Inc., a Delaware corporation (the Company ), by offering opportunities to employees, directors, officers, consultants, agents, advisors and independent contractors of the Company and its Subsidiaries (as defined in Section 2) to participate in the Company's growth and success, and to encourage them to remain in the service of the Company and its Subsidiaries and to acquire and maintain stock ownership in the Company.

SECTION 2.  DEFINITIONS

         For purpose of the Plan, the following terms shall be defined as set forth below:

     2.1      Board

          Board  means the Board of Directors of the Company.

     2.2      Cause

          Cause means dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conviction or confession of a crime punishable by law (except minor violations), in each case as determined by the Plan Administrator, and its determination shall be conclusive and binding.

     2.3      Code

          Code means the Internal Revenue Code of 1986, as amended from time to time.

     2.4      Common Stock

          Common Stock means the common stock, par value $.01 per share, of the Company.

     2.5      Corporate Transaction

          Corporate Transaction  means any of the following events:

         (a) Consummation of any merger or consolidation of the Company in which the Company is not the continuing or surviving corporation, or pursuant to which shares of the Common Stock are converted into cash, securities or other property (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of capital stock of the surviving corporation immediately after the merger);

         (b) Consummation of any sale, lease, exchange or other transfer in one transaction or a series of related transactions of all or substantially all of the Company s assets other than a transfer of the Company s assets to a majority-owned subsidiary corporation (as the term subsidiary corporation is defined in Section 8.3) of the Company; or



     (c) Approval by the holders of the Common Stock of any plan or proposal for the liquidation or dissolution of the Company.

     Ownership of voting securities shall take into account and shall include ownership as determined by applying Rule 13d-3(d) (1) (i) (as in effect on the date of adoption of the Plan) under the Exchange Act.

     2.6       Disability

     "Disability" means "disability" as that term is defined for purposes of
Section 22(e) (3) of the Code.

     2.7       Exchange Act

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.8       Fair Market Value

     The "Fair Market Value" shall be as established in good faith by the Plan Administrator or (a) if the Common Stock is listed on the Nasdaq National Market, the closing per share sale price for the Common Stock as reported by the Nasdaq National Market for a single trading day or (b) if the Common Stock is listed on the New York Stock Exchange or the American Stock Exchange, the closing per share sale price for the Common Stock as such price is officially quoted in the composite tape of transactions on such exchange for a single trading day. If there is no such reported price for the Common Stock for the date in question, then such price on the last preceding date for which such price exists shall be determinative of the Fair Market Value.

     2.9       Grant Date

     "Grant Date" means the date the Plan Administrator adopted the granting resolution. If, however, the Plan Administrator designates in a resolution a later date as the date an Option is to be granted, then such later date shall be the "Grant Date."

     2.10 Incentive Stock Option

     "Incentive Stock Option" means an Option to purchase Common
Stock granted under Section 7 with the intention that it qualify as an "incentive stock option" as that term is defined in Section 422 of the Code.

     2.11 Nonqualified Stock Option

     "Nonqualified Stock Option" means an Option to purchase Common Stock granted under Section 7 other than an Incentive Stock Option.

     2.12 Option

     "Option" means the right to purchase Common Stock granted under
Section 7.

     2.13 Optionee

     "Optionee" means (i) the person to whom an Option is granted; (ii) for an Optionee who has died, the personal representative of the Optionee's estate, the person(s) to whom the Optionee's rights under the Option have passed by will or by the applicable laws of descent and distribution, or the beneficiary designated in accordance with Section 9; or (iii) person(s) to whom an Option has been transferred in accordance with Section 9.


     2.14 Plan Administrator

     "Plan Administrator" means the Board or any committee of the Board designated to administer the Plan under Section 3.1.

     2.15 Securities Act

     "Securities Act" means the Securities Act of 1933, as amended.

     2.16 Subsidiary

     "Subsidiary," except as provided in Section 8.3 in connection with Incentive Stock Options, means any entity that is directly or indirectly controlled by the Company or in which the Company has a significant ownership interest, as determined by the Plan Administrator, and any entity that may become a direct or indirect parent of the Company.

SECTION 3.     ADMINISTRATION

     3.1       Plan Administrator

     The Plan shall be administered by the Board or a committee or committees (which term includes subcommittees) appointed by, and consisting of two or more members of, the Board. If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the Plan Administrator and the membership of any committee acting as Plan Administrator, with respect to any persons` subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) "outside directors" as contemplated by Section 162(m) of the Code and (b) "nonemployee directors" as contemplated by Rule 16b-3 under the Exchange Act. The Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible persons to different committees consisting of one or more members of the Board, subject to such limitations as the Board deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time.

     3.2       Administration and Interpretation by the Plan Administrator

     Except for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have exclusive authority, in its discretion, to determine all matters relating to Options under the Plan, including the selection of individuals to be granted Options, the type of Options, the number of shares of Common Stock subject to an Option, all terms, conditions, restrictions and limitations, if any, of an Option and the terms of any instrument that evidences the Option. The Plan Administrator shall also have exclusive authority to interpret the Plan and may from time to time adopt, and change, rules and regulations of general application for the Plan's administration. The Plan Administrator's interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate administrative duties to such of the Company's officers as it so determines.

SECTION 4.  STOCK SUBJECT TO THE PLAN

     4.1       Authorized Number of Shares

     Subject to adjustment from time to time as provided in Section 10.1, a maximum of 500,000 shares of Common Stock shall be available for issuance under the Plan, except that any shares of Common Stock that, as of the date the Plan is approved by the Company's stockholders, are available for issuance under the Company's 1994 Stock Option Plan (or that thereafter become available for issuance under that Plan in accordance with its terms as in effect on such date) and that are not issued under that Plan shall be added to the aggregate number of shares available for issuance under the Plan. Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares.

     4.2       Limitations

     Subject to adjustment from time to time as provided in Section 10.1, not more than 200,000 shares of Common Stock may be made subject to Options under the Plan to any individual in the aggregate in any one fiscal year of the Company, except that the Company may make additional one-time grants of up to 50,000 shares to newly hired individuals, such limitations to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Code.

     4.3       Reuse of Shares

     Any shares of Common Stock that have been made subject to an Option that cease to be subject to the Option (other than by reason of exercise of the Option to the extent it is exercised for shares) shall again be available for issuance in connection with future grants of Options under the Plan; provided, however, that for purposes of Section 4.2, any such shares shall be counted in accordance with the requirements of Section 162(m) of the Code.

SECTION 5.     ELIGIBILITY

     Options may be granted under the Plan to those officers, directors and employees of the Company and its Subsidiaries as the Plan Administrator from time to time selects. Options may also be granted to consultants, agents, advisors and independent contractors who provide services to the Company and its Subsidiaries.

SECTION 6.     AWARDS

     6.1       Form and Grant of Options

     The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of awards to be made under the Plan. Such awards may consist of Incentive Stock Options and/or Nonqualified Stock Options. Options may be granted singly or in combination.

     6.2       Acquired Company Option Awards

     Notwithstanding anything in the Plan to the contrary, the Plan Administrator may grant Options under the Plan in substitution for awards issued under other plans, or assume under the Plan awards issued under other plans, if the other plans are or were plans of other acquired entities ("Acquired Entities") (or the parent of an Acquired Entity) and the new Option is substituted, or the old award is assumed, by reason of a merger, consolidation, acquisition of property or of stock, reorganization or liquidation (the "Acquisition Transaction"). In the event that a written agreement pursuant to which the Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Optionees.

SECTION 7.     TERMS AND CONDITIONS OF OPTIONS

     7.1       Grant of Options

     The Plan Administrator is authorized under the Plan, in its sole discretion, to issue Options as Incentive Stock Options or as Nonqualified Stock Options, which shall be appropriately designated.

     7.2       Option Exercise Price

     The exercise price for shares purchased under an Option shall be as determined by the Plan Administrator, but shall not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date with respect to Incentive Stock Options.

     7.3       Term of Options

     The term of each Option shall be as established by the Plan
Administrator or, if not so established, shall be 10 years from the Grant Date.

     7.4       Exercise and Vesting of Options

     The Plan Administrator shall establish and set forth in each instrument that evidences an Option the time at which or the installments in which the Option shall vest and become exercisable, which provisions may be waived or modified by the Plan Administrator at any time (provided, however, that no Option may become exercisable until at least six months from the Grant Date). If not so established in the instrument evidencing the Option, the Option will become exercisable and the shares subject to the Option will vest according to the following schedule, which may be waived or modified by the Plan Administrator at any time:




           Period of Optionee's
         Continuous Employment or
      Service with the Company or Its
        Subsidiaries From the Grant       Percent of Total Option that is
                  Date                                Vested

              After 1 year                              20%
              After 2 years                             40%
              After 3 years                             60%
              After 4 years                             80%
              After 5 years                            100%

    To the extent that the right to purchase shares has accrued thereunder, an Option may be exercised from time to time by written notice to the Company, in accordance with procedures established by the Plan
Administrator, setting forth the number of shares with respect to which the Option is being exercised and accompanied by payment in full as described in
Section 7.5. The Plan Administrator may determine at any time that an Option may not be exercised as to less than 100 shares at any one time (or the lesser number of remaining shares covered by the Option).

     7.5      Payment of Exercise Price

    The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid in cash or by check or, unless the Plan
Administrator in its sole discretion determines otherwise, either at the time the Option is granted or at any time before it is exercised, a combination of cash and/or check (if any) and one or both of the following alternative forms:
(a) tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) Common Stock already owned by the Optionee for at least six months (or any shorter period necessary to avoid a charge to the Company's earnings for financial reporting purposes) having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price or by transferring shares of Common Stock having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price to the Company s transfer agent for delivery to the Company provided that the written notice of exercise is accompanied by a written acknowledgment by the Optionee that the Optionee has instructed his broker dealer to transfer such shares and such transfer is confirmed by a letter from a broker dealer acknowledging that the Optionee has directed such broker dealer to transfer such shares; or (b) if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, delivery of a properly executed exercise notice, together with irrevocable instructions, to (i) a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise and (ii) the Company to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the regulations of the Federal Reserve Board. In addition, the exercise price for shares purchased under an Option may be paid, either singly or in combination with one or more of the alternative forms of payment authorized by this Section 7.5, by such other consideration as the Plan Administrator may permit.

     7.6      Post-Termination Exercises

    The Plan Administrator shall establish and set forth in each instrument that evidences an Option whether the Option will continue to be exercisable, and the terms and conditions of such exercise, if an Optionee ceases to be employed by, or to provide services to, the Company or its Subsidiaries, which provisions may be waived or modified by the Plan Administrator at any time.
If not so established in the instrument evidencing the Option, the Option will be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time.

    In case of termination of the Optionee's employment or services other than by reason of death or Cause, the Option shall be exercisable, to the extent of the number of shares vested at the date of such termination, only (a) within six months (twelve months for non-employee Directors) if the termination of the Optionee's employment or services is coincident with Disability or (b) within three months (twelve months for non-employee Directors) after the date the Optionee ceases to be an employee, director, officer, consultant, agent, advisor or independent contractor of the Company or a Subsidiary, but in no event later than the remaining term of the Option. Any Option exercisable at the time of the Optionee's death may be exercised, to the extent of the number of shares vested at the date of the Optionee's death, by the personal representative of the Optionee's estate, the person(s) to whom the Optionee's rights under the Option have passed by will or the applicable laws of descent and distribution or the beneficiary designated pursuant to Section 9 at any time or from time to time within six months (twelve months for non-employee Directors) after the date of death, but in no event later than the remaining term of the Option. Any portion of an Option that is not vested on the date of termination of the Optionee's employment or services shall terminate on such date, unless the Plan Administrator determines otherwise. In case of termination of the Optionee's employment or services for Cause, the Option shall automatically terminate upon first notification to the Optionee of such termination, unless the Plan Administrator determines otherwise. If an Optionee's employment or services with the Company are suspended pending an investigation of whether the Optionee shall be terminated for Cause, all the Optionee's rights under any Option likewise shall be suspended during the period of investigation.

    With respect to employees, unless the Plan Administrator at any time determines otherwise, "termination of the Optionee's employment or services" for purposes of the Plan (including without limitation this Section 7), shall mean any reduction in the Optionee's regular hours of employment to less than thirty (30) hours per week. A transfer of employment or services between or among the Company and its Subsidiaries shall not be considered a termination of employment or services. The effect of a Company-approved leave of absence on the terms and conditions of an Option shall be determined by the Plan Administrator, in its sole discretion.

SECTION 8.  INCENTIVE STOCK OPTION LIMITATIONS

    To the extent required by Section 422 of the Code, Incentive Stock Options shall be subject to the following additional terms and conditions:

     8.1      Dollar Limitation

    To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company) exceeds $100,000, such portion in excess of $100,000 shall be subject to delayed exercisability or treated as a Nonqualified Stock Option as set forth by the Plan Administrator in the agreement(s) evidencing the Option. In the event the Optionee holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

     8.2      10% Stockholders

    If an individual owns more than 10% of the total voting power of all classes of the Company's stock, then the exercise price per share of an Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option term shall not exceed five years. The determination of 10% ownership shall be made in accordance with Section 422 of the Code.

     8.3      Eligible Employees

    Individuals who are not employees of the Company or one of its parent corporations or subsidiary corporations may not be granted Incentive Stock Options. For purposes of this Section 8.3, "parent corporation" and "subsidiary corporation" shall have the meanings attributed to those terms for purposes of
Section 422 of the Code.

     8.4      Term

    The term of an Incentive Stock Option shall not exceed 10 years.

     8.5      Exercisability

    To qualify for Incentive Stock Option tax treatment, an Option designated as an Incentive Stock Option must be exercised within three months after termination of employment for reasons other than death, except that, in the case of termination of employment due to total disability, such Option must be exercised within one year after such termination. Employment shall not be deemed to continue beyond the first 90 days of a leave of absence unless the Optionee's reemployment rights are guaranteed by statute or contract. For purposes of this Section 8.5, "total disability" shall mean a mental or physical impairment of the Optionee that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Optionee to be unable, in the opinion of the Company, to perform his or her duties for the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company has furnished its opinion of total disability to the Plan Administrator.

     8.6      Taxation of Incentive Stock Options

    In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Optionee must hold the shares issued upon the exercise of an Incentive Stock Option for two years after the Grant Date of the Incentive Stock Option and one year from the date of exercise. An Optionee may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Plan Administrator may require an Optionee to give the Company prompt notice of any disposition of shares acquired by the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

SECTION 9.  ASSIGNABILITY

    No Option granted under the Plan may be assigned, pledged or transferred by the Optionee other than by will or by the applicable laws of descent and distribution, and, during the Optionee's lifetime, such Option may be exercised only by the Optionee or a permitted assignee or transferee of the Optionee (as provided below). Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit such assignment, transfer and exercisability and may permit an Optionee to designate a beneficiary who may exercise the Option after the Optionee's death; provided, however, that any Option so assigned or transferred shall be subject to all the same terms and conditions contained in the instrument evidencing the Option.

SECTION 10.  ADJUSTMENTS

     10.1     Adjustment of Shares

    In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company's corporate or capital structure results in (a) the outstanding shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of securities of the Company or of any other corporation or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock of the Company, then the Plan Administrator shall make proportional adjustments in (i) the maximum number and kind of securities subject to the Plan as set forth in Section 4.1, (ii) the maximum number and kind of securities that may be made subject to options to any individual as set forth in Section 4.2, and (iii) the number and kind of securities that are subject to any outstanding Option and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding.

      10.2    Corporate Transaction

    Except as otherwise provided in the instrument that evidences the Option, the event of a Corporate Transaction, the Plan Administrator shall determine whether provision will be made in connection with the Corporate Transaction for an appropriate assumption of the Options theretofore granted under the Plan (which assumption may be effected by means of a payment to each Optionee (by the Company or any other person or entity involved in the Corporate Transaction), in exchange for the cancellation of the Options held by such Optionee, of the difference between the then Fair Market Value of the aggregate number of shares of Common Stock then subject to such Options and the aggregate exercise price that would have to be paid to acquire such shares) or for substitution of appropriate new options covering stock of a successor corporation to the Company or stock of an affiliate of such successor corporation. If the Plan Administrator determines that such an assumption or substitution will be made, the Plan Administrator shall give notice of such determination to the Optionees, and the provisions of such assumption or substitution, and any adjustments made (i) to the number and kind of shares subject to the outstanding Options (or to the options in substitution therefor), (ii) to the exercise prices, and/or (iii) to the terms and conditions of the stock options, shall be binding on the Optionees. Any such determination shall be made in the sole discretion of the Plan Administrator and shall be final, conclusive and binding on all Optionees. If the Plan Administrator, in its sole discretion, determines that no such assumption or substitution will be made, each Option that is exercisable but not exercised and each Option that is not exercisable prior to the specified effective date for the Corporate Transaction, shall terminate and cease to remain outstanding immediately following the consummation of the Corporate Transaction, except to the extent assumed by the successor corporation or an affiliate thereof.

     10.3     Further Adjustment of Options

    Subject to Section 10.2, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change in control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to Optionees, with respect to Options. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Options so as to provide for earlier, later, extended or additional time for exercise and other modifications, and the Plan Administrator may take such actions with respect to all Optionees, to certain categories of Optionees or only to individual Optionees. The Plan Administrator may take such action before or after granting Options to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or change in control that is the reason for such action.

     10.4     Limitations

    The grant of Options will in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

SECTION 11.  WITHHOLDING

    The Company may require the Optionee to pay to the Company the amount of any withholding taxes that the Company is required to withhold with respect to the grant or exercise of any Option. Subject to the Plan and applicable law, the Plan Administrator may, in its sole discretion, permit the Optionee to satisfy withholding obligations, in whole or in part, by paying cash, by electing to have the Company withhold shares of Common Stock or by transferring shares of Common Stock to the Company, in such amounts as are equivalent to the Fair Market Value of the withholding obligation. The Company shall have the right to withhold from any shares of Common Stock issuable pursuant to an Option or from any cash amounts otherwise due or to become due from the Company to the Optionee an amount equal to such taxes. The Company may also deduct from any Option any other amounts due from the Optionee to the Company or a Subsidiary.

SECTION 12.  AMENDMENT AND TERMINATION OF PLAN

     12.1     Amendment of Plan

    The Plan may be amended only by the Board in such respects as it shall deem advisable; however, to the extent required for compliance with
Section 422 of the Code or any applicable law or regulation, stockholder approval will be required for any amendment that will (a) increase the total number of shares as to which Options may be granted under the Plan, (b) modify the class of persons eligible to receive Options, or (c) otherwise require stockholder approval under any applicable law or regulation.

     12.2     Termination of Plan

    The Board may suspend or terminate the Plan at any time. The Plan will have no fixed expiration date; provided, however, that no Incentive Stock Options may be granted more than 10 years after the earlier of the Plan's adoption by the Board and approval by the stockholders.

     12.3     Consent of Optionee

    The amendment or termination of the Plan shall not, without the consent of the Optionee, impair or diminish any rights or obligations under any
Option theretofore granted under the Plan.


    Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Optionee, be made in a manner so as to constitute a "modification" that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option.

SECTION 13.  GENERAL

     13.1     Option Agreements

    Options granted under the Plan shall be evidenced by a written agreement that shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and that are not inconsistent with the Plan.

     13.2     Continued Employment or Services; Rights in Options

    None of the Plan, participation in the Plan or any action of the Plan Administrator taken under the Plan shall be construed as giving any person any right to be retained in the employ of the Company or limit the Company's right to terminate the employment or services of any person.

     13.3     Registration

    The Company shall be under no obligation to any Optionee to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

    Inability of the Company to obtain, from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

    As a condition to the exercise of an Option, the Company may require the Optionee to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Optionee's own account and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any relevant provision of the aforementioned laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Plan Administrator may also require such other action or agreement by the Optionee as may from time to time be necessary to comply with the federal and state securities laws.

     13.4     No Rights as a Stockholder

    No Option shall entitle the Optionee to any dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Option, free of all applicable restrictions.

     13.5     Compliance with Laws and Regulations

    Notwithstanding anything in the Plan to the contrary, the Board, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Optionees who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Optionees. Additionally, in interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an "incentive stock option" within the meaning of Section 422 of the Code.

     13.6     No Trust or Fund

    The Plan is intended to constitute an "unfunded" plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Optionee, and no Optionee shall have any rights that are greater than those of a general unsecured creditor of the Company.

     13.7     Severability

    If any provision of the Plan or any Option is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Option under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator's determination, materially altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, person or Option, and the remainder of the Plan and any such Option shall remain in full force and effect.

SECTION 14.  EFFECTIVE DATE

    The Plan's effective date is the date on which it is adopted by the Board, so long as it is approved by the Company's stockholders at any time within 12 months of such adoption. Adopted by the Board on February 20, 1997 and scheduled for approval by the Company's stockholders on November 5, 1997.

Proxy Card                                                            Proxy Card

                         MILLER BUILDING SYSTEMS, INC.
         This Proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Stockholders to be held on November 5, 1997

The undersigned appoints Edward C. Craig and David E. Downen, jointly and severally, proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Stockholders of Miller Building Systems, Inc., to be held on November 5, 1997 at 10:00 a.m. local time, and at any adjournments or postponements of the Annual Meeting, and to vote as specified in this Proxy all the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present. This Proxy when properly executed will be voted in accordance with your indicated directions and in the discretion of the named proxies upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof. If no direction is made, this Proxy will be voted FOR the election of Directors and for proposals two and three.

The Board of Directors recommends a vote FOR the election of Directors and FOR proposals two and three.

YOUR VOTE IS IMPORTANT! PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

                (Continued and to be signed on reverse side.)


                        Miller Building Systems, Inc.
    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

                                                                        For All
1. Election of two nominees to the Board of Directors    For  Withheld   Except
   to serve for a term of three years or until their successors are elected and qualify.
    NOMINEES: David H. Padden and Jeffrey C. Rubenstein

    (Except nominees written above.)

2. To approve and ratify the Directors' appointment      For  Against   Abstain
   of Cooper & Lybrand L.L.P. as the Company's independent accountants for the 1998 fiscal year.

3. To approve the Miller Building Systems, Inc.          For  Against   Abstain
   1997 Stock Option Plan


                      The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the Proxy Statement.
                               Dated                             , 1997
                      Signature(s)

                      Please sign exactly as your name appears. Joint owners should each sign personally. Where applicable, indicate your official position or representation capacity.